Exhibit 10.1 (t)

                                SEVENTH AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                      CREDIT AGREEMENT AND LIMITED CONSENT


                  This SEVENTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND LIMITED CONSENT (this "Amendment") is dated as of May 23, 2003 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors"), THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Debtor-in-Possession Credit Agreement dated as of April 1, 2002, as amended by that certain First Amendment to Debtor-in-Possession Credit Agreement and Security Agreement dated as of April 3, 2002, that certain Second Amendment to Debtor-in-Possession Credit Agreement dated as of May 10, 2002, that certain Third Amendment and Limited Waiver to Debtor-in-Possession Credit Agreement dated as of October 4, 2002, that certain Fourth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of December 10, 2002, that certain Fifth Amendment to Debtor-in-Possession Credit Agreement dated as of December 18, 2002, and that certain Sixth Amendment to Debtor-in-Possession Credit Agreement, Limited Consent and Amendment to Security Agreement dated as of March 25, 2003 (as so amended, the "Credit Agreement"), by and among Borrowers, the financial institutions parties thereto as Lenders, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

                  WHEREAS, Borrowers and the undersigned Lenders desire (i) to amend the Credit Agreement to permit a restructuring of the obligations relating to the Hennepin Project and to permit amendments to the corresponding Tranche A Letter of Credit and Tranche B Letters of Credit, and (ii) to make certain other amendments to the Credit Agreement, subject to the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT; LIMITED CONSENT

         1.1 Provisions Relating to Defined Terms.

                  Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Tranche A Letter of Credit Sublimit" in its entirety and inserting the following new definitions in the appropriate alphabetical order:

                  "CHERC" means Covanta Hennepin Energy Resource Co., L.P., a Borrower.

                  "GECC" means TIFD III-A Inc., a wholly owned Subsidiary of General Electric Capital Corporation.

                  "Hennepin County" means the County of Hennepin, Minnesota.

                  "Hennepin L/C Amendments" means, collectively, amendments to the Hennepin Letters of Credit made by the Issuing Lenders thereof concurrently with the Hennepin Project Restructuring, which amendments shall, among other things, acknowledge the transfer of such Letters of Credit by the existing beneficiary thereof to Hennepin County and provide
    (i) that the aggregate outstanding face amount of the Hennepin Letters of Credit shall be automatically and irrevocably reduced (until the effective date of a plan of reorganization for Company) on a monthly basis by the amount of "Fee Credits" referred to in clause (i) of the definition of "New Hennepin Service Agreement" below that are actually applied in the relevant month (with all such reductions to be applied to the Hennepin Letter of Credit referred to in clause (iii) of the definition of "Hennepin Letters of Credit"), (ii) that on the effective date of a plan of reorganization for Company, the Hennepin Letters of Credit referred to in clauses (ii) and
    (iii) of the definition of "Hennepin Letters of Credit" shall automatically expire and be cancelled and the aggregate outstanding face amount of the remaining Hennepin Letter of Credit shall be automatically and irrevocably reduced to $17,000,000, (iii) that thereafter, on July 1, 2010 and on July 1 of each year thereafter the remaining Hennepin Letter of Credit shall be automatically and irrevocably reduced by $2,500,000 on each such date until July 1, 2016, on which date the remaining Hennepin Letter of Credit shall automatically expire and be cancelled, (iv) that the Hennepin Letters of Credit shall be drawable only upon the termination of the New Hennepin Service Agreement resulting from a default by CHERC thereunder or, for as long as the Hennepin Letters of Credit are required to be outstanding, upon failure to extend or renew the same 20 calendar days prior to the stated expiration date thereof, and (v) for the terms contained in Annex B attached to the Seventh Amendment.

                  "Hennepin Letters of Credit" means, collectively, (i) that certain Tranche B Letter of Credit issued by Commerzbank and outstanding in the face amount of $18,880,552 on and as of the Seventh Amendment Effective Date, (ii) that certain Tranche B Letter of Credit issued by Bank of America, N.A., and outstanding in the face amount of $4,195,678.12 on and as of the Seventh Amendment Effective Date, and (iii) that certain Tranche A Letter of Credit issued by Bank of America, N.A., and outstanding in the face amount of $2,097,839.06 on and as of the Seventh Amendment Effective Date, as such Letters of Credit may be amended by the Hennepin L/C Amendments, and as such Letters of Credit may thereafter be amended, supplemented, extended, replaced or otherwise modified to the extent permitted hereunder.

                  "Hennepin Project" means the resource recovery Project in Hennepin County, Minnesota.

                  "Hennepin Project Guaranty" means a guaranty, which guaranty shall be in form and substance satisfactory to Agents, by Company of CHERC's obligations under the New Hennepin Service Agreement.

                  "Hennepin Project Restructuring" means, collectively, (i) the purchase by Hennepin County of the ownership interest in the resource recovery facilities for the Hennepin Project, (ii) the termination of the existing facility lease agreement, service agreement, project guaranty, loan agreement, ground lease, site lease and other ancillary agreements relating to the existing lease of the Hennepin Project pursuant to agreement among CHERC, Company, Hennepin County and GECC, (iii) the execution and delivery by CHERC and Hennepin County of the New Hennepin Service Agreement, and (iv) the execution and delivery by Company of the Hennepin Project Guaranty, in the case of each of clauses (i) through (iv) pursuant to documentation in form and substance satisfactory to Agents.

                  "Hennepin Project Restructuring Conditions" means, collectively, (i) the consummation of the Hennepin Project Restructuring,
    (ii) the amendment of the Hennepin Letters of Credit concurrently with the consummation of the Hennepin Project Restructuring, to reflect the Hennepin L/C Amendments, (iii) delivery by Company to Agents of an Officer's Certificate certifying that the requirements of the Hennepin Project Restructuring set forth in clauses (i) through (iv) of the definition of "Hennepin Project Restructuring" have been met and that CHERC and Company have no outstanding or further obligations to GECC under the agreements described in clause (ii) of such definition (collectively, the "Terminated Hennepin Agreements") except for indemnity obligations owed by CHERC (and guarantied by Company) to GECC against third party claims relating to the operation by CHERC of the Hennepin Project, which obligations expressly survive the termination of the relevant agreements, (iv) the waiver of all claims (except claims for indemnity obligations owed by CHERC to GECC against third party claims relating to the operation by CHERC of the Hennepin Project) against Company and its Subsidiaries by GECC arising out of or related to the Terminated Hennepin Agreements, the acknowledgement by Hennepin County that it has no current claims against CHERC or Company arising from the termination of the Terminated Hennepin Agreements, and delivery of written evidence of such waiver and acknowledgement in form and substance satisfactory to Agents, and (v) delivery to Agents of written evidence in form and substance satisfactory to Agents that all claims by Hennepin County against any Borrower under the Hennepin Project Guaranty or under the New Service Agreement or otherwise arising out of the Hennepin Project upon or after consummation of the Hennepin Project Restructuring shall be treated as general unsecured prepetition claims in the Chapter 11 Cases (subject to Hennepin County's right to draw on the Hennepin Letters of Credit).

                  "Hennepin Restructuring Liens" means Liens to be granted by CHERC on certain spare parts and movable equipment maintained or used at the Hennepin Project, to secure CHERC's obligations under the New Hennepin Service Agreement.

                  "New Hennepin Service Agreement" means an operating or service agreement between CHERC and Hennepin County, Minnesota relating to the resource recovery facilities for the Hennepin Project, which service or operating agreement shall be in form and substance satisfactory to Agents and shall be substantially similar to the existing service agreement between CHERC and Hennepin County, except that such agreement between CHERC and Hennepin County shall provide, among other things, that (i) CHERC shall credit against the monthly service fee payable by Hennepin County to CHERC under the New Hennepin Service Agreement an amount equal to $202,000 for each such month as a "Fee Credit", (ii) in the event of termination of the New Hennepin Service Agreement due to certain defaults by CHERC, Hennepin County shall be entitled to draw the entire amount of the Hennepin Letters of Credit and CHERC shall be required to make an additional payment to Hennepin County equal to the lesser of $5,000,000 and the aggregate amount of remaining "Fee Credits" referred to above that would have been applied under the New Hennepin Service Agreement, but for termination, through June 2010, (iii) CHERC shall, effective upon the effective date of a plan of reorganization for Company, grant the Hennepin Restructuring Liens, (iv) the requirements relating to the Hennepin Letters of Credit shall be modified as set forth in the Hennepin L/C Amendments, (v) Company shall enter into the Hennepin Project Guaranty, (vi) CHERC shall, subject to the approval of the Federal Energy Regulatory Commission, assign to Hennepin County its interest in the power purchase agreement with XCEL Energy Corporation (formerly known as Northern States Power Company) relating to the Hennepin Project, and
    (vii) CHERC shall have no option to purchase the Hennepin Project facilities.

                  "Seventh Amendment" means the Seventh Amendment to Debtor-in-Possession Credit Agreement and Limited Consent by and among Borrowers, Agents and Lenders, dated as of May 23, 2003.

                  "Seventh Amendment Effective Date" has the meaning assigned to that term in Section 2 of the Seventh Amendment.

                  "Tranche A Letter of Credit Sublimit" means (i) prior to the Sixth Amendment Effective Date, $14,200,000; (ii) on and after the Sixth Amendment Effective Date but prior to the Seventh Amendment Effective Date, $12,200,000; (iii) on and after the Seventh Amendment Effective Date, $12,200,000 minus (x) immediately upon consummation of the Hennepin Project Restructuring, $2,098,000 and (y) on any date thereafter, the amount of any permanent reductions that shall have occurred with respect to the outstanding face amount of the Hennepin Letter of Credit referred to in clause (iii) of the definition of "Hennepin Letters of Credit", unless a greater amount shall be approved in writing by Agents and Requisite Class Lenders of the Class of Tranche A Lenders (which approval shall be at the sole discretion of such Agents and Lenders and shall be evidenced by an amendment to this Agreement in form reasonably satisfactory to Agents and such Lenders) from time to time upon a request from Borrowers to increase such amount; provided, however, that no such increase shall cause the Tranche A Letter of Credit Sublimit to exceed the total amount of the Tranche A Commitments minus the outstanding amount of Tranche A Loans (excluding Tranche A Loans made pursuant to subsection 3.3B).

                  1.2 Provisions Relating to Tranche A Commitments.

                  Subsection 2.1A(i) of the Credit Agreement is hereby further amended by adding (immediately prior to the ";" immediately preceding the last proviso to the second sentence thereof) the following new proviso:

         "; provided, further, however, that after the Seventh Amendment Effective Date, the aggregate amount of the Tranche A Commitments shall be further reduced by the amount of any reduction to the Tranche A Letter of Credit Sublimit pursuant to clause (iii) of the definition of "Tranche A Letter of Credit Sublimit", and the Tranche A Commitments of Lenders shall be ratably reduced to reflect such reduction in the aggregate amount of the Tranche A Commitments."

                  1.3 Provisions Relating to Tranche B Letters of Credit.

                  Subsection 3.1A of the Credit Agreement is hereby amended by adding at the end thereof the following new paragraph (iii):

                  "(iii) Hennepin Letters of Credit. Notwithstanding anything contained herein to the contrary, (1) the Hennepin Letters of Credit shall be amended in connection with the consummation of the Hennepin Project Restructuring to reflect the Hennepin L/C Amendments, (2) such Hennepin Letters of Credit as so amended shall continue to constitute Tranche A Letters of Credit or Tranche B Letters of Credit, as the case may be, for all purposes of this Agreement and the Loan Documents, and
         (3) any replacement or extension of any such Tranche B Letter of Credit shall be deemed to satisfy the requirements of subsection 3.1A(ii)(b) above if such Tranche B Letter of Credit as so extended or replaced is substantially identical to the relevant Hennepin Letter of Credit as so amended."

                  1.4      Provisions Relating to Affirmative Covenants.

                  Subsection 6.8B of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

         "Notwithstanding the foregoing, Borrowers shall be deemed in compliance with this subsection 6.8B with respect to the Subsidiaries of Company listed on Schedule 6.8B annexed hereto (if and to the extent that each or any of such Subsidiaries becomes a Borrower in May 2003) even if Company (x) fails to comply or fails to timely comply with one or more requirements set forth in clause (i) of the preceding sentence and/or
         (y) fails to deliver or fails to timely deliver an opinion of counsel with respect to one or more of the matters described in clause (iii) of the preceding sentence, so long as Company exercises best efforts to comply with all such requirements and each failure to so comply or deliver or timely comply or deliver described in clause (x) or (y) is consented to in writing by Agents in their sole discretion."

                  1.5 Provisions Relating to Negative Covenants.

                  A. Subsection 7.2A of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of paragraph (ix) thereof, (ii) deleting the "." at the end of paragraph (x) thereof and substituting therefor "; and" and (iii) adding at the end thereof the following new paragraph (xi):

                  "(xi) Company and CHERC may enter into an agreement to grant the Hennepin Restructuring Liens effective upon the effective date of a plan of reorganization for Company, so long as (a) such agreement is entered into concurrently with the consummation of the Hennepin Project Restructuring and (b) the Hennepin Project Restructuring Conditions are satisfied.".

                  B. Subsection 7.4 of the Credit Agreement is hereby further amended by (i) deleting the "and" at the end of paragraph (v) thereof, (ii) deleting the "." at the end of paragraph (vi) thereof and substituting therefor "; and" and (iii) adding at the end thereof the following new paragraph (vii):

                  "(vii) Company may become and remain liable with respect to the Hennepin Project Guaranty concurrently with the consummation of the Hennepin Project Restructuring, so long as the Hennepin Project Restructuring Conditions are satisfied."

                  C. Subsection 7.7 of the Credit Agreement is hereby amended by adding immediately after the end of the last sentence thereof the following new sentence:

         "Nothing in this subsection 7.7 shall prohibit Borrowers and their Subsidiaries from consummating the Hennepin Project Restructuring, so long as the Hennepin Project Restructuring Conditions are satisfied."

                  D. Subsection 7.14A of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

         "Nothing in this subsection 7.14A shall prohibit Company and its Subsidiaries, after the Seventh Amendment Effective Date, from consummating the Hennepin Project Restructuring, so long as the Hennepin Project Restructuring Conditions are satisfied."

         1.6 Provisions Relating to Events of Default.

                  A. Subsection 8.6 of the Credit Agreement is hereby amended by adding immediately prior to the ";" at the end thereof the following new parenthetical phrase:

         "(provided, however, that neither the consummation of the Hennepin Project Restructuring nor the filing of any motion, application or other petition to effect any order or consent to consummate the Hennepin Project Restructuring shall constitute an Event of Default under this subsection 8.6 so long as the Hennepin Project Restructuring Conditions are satisfied)".

                  B. Subsection 8.15 of the Credit Agreement is hereby amended by adding immediately prior to the ":" at the end thereof the following new parenthetical phrase:

         "(provided, however, that the consummation of the Hennepin Project Restructuring shall not constitute an Event of Default under this subsection 8.15 so long as the Hennepin Project Restructuring Conditions are satisfied)".

         1.7 Provisions Relating to Schedules.

                  A. The Credit Agreement is hereby amended by adding thereto a new Schedule 6.8B in the form attached hereto as Annex A.

                  B. Immediately upon consummation of the Hennepin Project Restructuring, Schedule 3.1A(i) to the Credit Agreement shall be amended by deleting the first of the rows referencing the "Hennepin - WTE - Lease Reserve - 2,098 Annual step up requirement" under the heading "I. Additional L/C Requirements".

         1.8 Limited Consent to Hennepin L/C Amendments.

                  Each of the undersigned Lenders, both in its capacity as a Lender and as a Prepetition Lender, hereby (i) consents to the Hennepin L/C Amendments in connection with consummation of the Hennepin Project Restructuring, and (ii) acknowledges that the Hennepin L/C Amendments shall in no way diminish or otherwise affect (x) such Lender's irrevocable participations in the Hennepin Letters of Credit and in any drawings thereunder purchased pursuant to subsection 3.1C of the Credit Agreement or (y) such Lender's obligation to fund its participations in any unreimbursed drawings thereunder in accordance with the terms applicable to Tranche A Letters of Credit or Tranche B Letters of Credit, as the case may be, under the Credit Agreement, including subsection 3.3C thereof, and (iii) acknowledges that the Hennepin Letters of Credit, as amended by the Hennepin L/C Amendments, shall continue to be, for all purposes of the Credit Agreement and the other Loan Documents, Tranche A Letters of Credit or Tranche B Letters of Credit, as the case may be. The consent set forth in this paragraph shall be limited precisely as written, and this consent does not constitute, nor should it be construed as, a waiver of compliance by Borrowers or Lenders with respect to (a) subsection 3.1A(i) or 3.1A(ii) of the Credit Agreement in any other instance, or (b) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.

         SECTION 2. CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall only become effective upon the first date on which all of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "Seventh Amendment Effective Date"):

         2.1 Payment of Expenses. Borrowers shall have paid in full all outstanding statements for fees and expenses of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC, to the extent submitted to Company prior to 12:00 Noon (New York City time) on May 30, 2003.

         2.2 Bankruptcy Court Approval. The Bankruptcy Court shall have approved the Hennepin Project Restructuring and the Hennepin L/C Amendments pursuant to one or more orders in form and substance satisfactory to Agents.

         SECTION 3. BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         3.1 Corporate Power and Authority. Subject to compliance with the Final Borrowing Order and any applicable provisions of the Bankruptcy Code, each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (collectively, the "Amended Agreement").

         3.2 Authorization of Agreements. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Loan Party.

         3.3 No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation (which Contractual Obligation is enforceable on a post-Petition Date basis) of Company or any of its Subsidiaries or an applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         3.4 Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not require any Governmental Authorization.

         3.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         3.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Seventh Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         3.7 Notice to Committee. Notice of this Amendment has been given to and received by counsel to the official committee of unsecured creditors in the Chapter 11 Cases and the informal committee of holders of Company's 9.25% Debentures.

         3.8 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

         SECTION 4. ACKNOWLEDGEMENT AND CONSENT

         4.1 Each Borrower and Subsidiary Guarantor hereby (i) acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, (ii) ratifies and confirms the effectiveness of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment in all respects, and (iii) confirms that the provisions of the First Amendment, the Second Amendment the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment are binding on each of the Borrowers.

         4.2 For the avoidance of doubt, each Borrower and Subsidiary Guarantor hereby further acknowledges that (i) the Hennepin L/C Amendments shall in no way diminish or otherwise affect Borrowers' obligation to reimburse any drawings under the Hennepin Letters of Credit and to pay fees with respect thereto in accordance with the terms applicable to Tranche B Letters of Credit or Tranche A Letters of Credit, as the case may be, under the Credit Agreement and the other Loan Documents, (ii) the Hennepin Letters of Credit, as amended by the Hennepin L/C Amendments, shall continue to be, for all purposes of the Credit Agreement, the other Loan Documents and the Borrowing Orders, Tranche B Letters of Credit or Tranche A Letters of Credit, as the case may be, and (iii) without limiting the generality of the foregoing, the Obligations of Borrowers with respect to the Hennepin Letters of Credit, as amended by the Hennepin L/C Amendments, shall continue to have the same superpriority, allowed administrative expense claim status as all other Obligations of Borrowers with respect to the Tranche A Letters of Credit and Tranche B Letters of Credit.

         SECTION 5. MISCELLANEOUS

         5.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

             A. On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

             B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

             C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         5.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         5.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         5.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         5.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof, the effectiveness of which shall be governed by Section 2) shall become effective upon the first date on which: (i) Borrowers, each Subsidiary Guarantor and all Lenders (except that Section 1.4 of this Amendment shall require only Requisite Lenders) shall have each executed a counterpart hereof, and (ii) Company, Administrative Agent and Documentation Agent shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts.

               [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


BORROWERS:

                                        COVANTA ENERGY CORPORATION


                                        By:  /s/ Jeffrey R. Horowitz
                                             --------------------------------
                                             Jeffrey R. Horowitz
                                             Authorized Officer


                                        Each of the entities named on Schedule A annexed hereto, as Borrowers


                                        By:  /s/ Jeffrey R. Horowitz
                                             --------------------------------
                                             Jeffrey R. Horowitz
                                             Authorized Officer


                                        Each of the entities named on Schedule B annexed hereto, as Borrowers



                                        By:  /s/ Scott Mackin
                                             --------------------------------
                                             Scott Mackin
                                             Authorized Officer

SUBSIDIARY GUARANTORS:

                                        Each of the entities named on Schedule C annexed hereto, as Subsidiary Guarantors


                                        By:  /s/ Jeffrey R. Horowitz
                                             --------------------------------
                                             Jeffrey R. Horowitz
                                             Authorized Officer

                                        Each of the entities named on Schedule D annexed hereto, as Subsidiary Guarantors


                                        By:  /s/ Scott Mackin
                                             --------------------------------
                                             Scott Mackin
                                             Authorized Officer

AGENTS AND LENDERS:

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent and Co-Arranger
                                        and as a Lender


                                        By:  /s/ Michael R. Heredia
                                             --------------------------------
                                             Michael R. Heredia
                                             Managing Director

                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as Documentation Agent and Co-Arranger
                                        and as a Lender


                                        By:  /s/ Clark Peterson
                                             --------------------------------
                                             Clark Peterson
                                             Vice President


                                        By:  /s/ Robert Wood
                                             --------------------------------
                                             Robert Wood
                                             Director

                                        BAYERISCHE HYPO-UND VEREINSBANK AG,
                                        as a Lender


                                        By:  /s/ A.W. Seidel
                                             --------------------------------
                                             Name: A.W. Seidel
                                             Title: Managing Director


                                        By:  /s/ John W. Sweeney
                                             --------------------------------
                                             Name: John W. Sweeney
                                             Title: Director

                                        COMMERZBANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES,
                                        as a Lender


                                        By:  /s/ Terrence P. Sweeney
                                             --------------------------------
                                             Name: Terrence P. Sweeney
                                             Title: Senior Vice President


                                        By:  /s/ Mary Harold
                                             --------------------------------
                                             Name: Mary Harold
                                             Title: Senior Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as a Lender


                                        By:  /s/ James B. Hallock
                                             --------------------------------
                                             Name: James B. Hallock
                                             Title: Vice President

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Lender


                                        By:  /s/ Joel Thomas
                                             --------------------------------
                                             Name: Joel Thomas
                                             Title: Director

                                        HSBC BANK USA,
                                        as a Lender


                                        By:  /s/ Carol A. Kraus
                                             --------------------------------
                                             Name: Carol A. Kraus
                                             Title: Vice President

                                        JPMORGAN CHASE BANK
                                        (formerly known as The Chase Manhattan
                                        Bank), as a Lender


                                        By:  /s/ Michael Lancia
                                             --------------------------------
                                             Name: Michael Lancia
                                             Title: Vice President

                                        IIB BANK LTD, IFSC BRANCH,
                                        as a Lender


                                        By:  /s/ Brian Dunne
                                             --------------------------------
                                             Name: Brian Dunne
                                             Title:


                                        By:  /s/ Niall Murray
                                             --------------------------------
                                             Name: Niall Murray
                                             Title:

                                       LANDESBANK HESSEN-THURINGEN GIROZENTRALE, as a Lender


                                       By:  /s/ David A. Leech
                                            --------------------------------
                                            Name: David A. Leech
                                            Title: Vice President


                                       By:  /s/ Shan Chakraborty
                                            --------------------------------
                                            Name: Shan Chakraborty
                                            Title: Assistant Vice President

                                        BANC OF AMERICA SECURITIES LLC, as
                                        Agent for BANK OF AMERICA, N.A.,
                                        as a Lender


                                        By:  /s/ Peter Santry
                                             --------------------------------
                                             Name: Peter Santry
                                             Title:

                                        SUNTRUST BANK,
                                        as a Lender


                                        By:  /s/ George A. Ways
                                             --------------------------------
                                             Name: George A. Ways
                                             Title: Managing Director

                                        THE BANK OF NEW YORK,
                                        as a Lender


                                        By:  /s/ Peter W. Helt
                                             --------------------------------
                                             Name: Peter W. Helt
                                             Title: Vice President

                                        THE BANK OF NOVA SCOTIA,
                                        as a Lender


                                        By:  /s/ Christopher Usas
                                             --------------------------------
                                             Name: Christopher Usas
                                             Title: Director

                                        UBS AG, STAMFORD BRANCH,
                                        as a Lender


                                        By:  /s/ Kelly Smith
                                             --------------------------------
                                             Name: Kelly Smith
                                             Title: Director


                                        By:  /s/ Robert Reuter
                                             --------------------------------
                                             Name: Robert Reuter
                                             Title: Executive Director

                                        U.S. BANK NATIONAL ASSOCIATION
                                        (formerly known as Firstar Bank, N.A.),
                                        as a Lender


                                        By:  /s/ Alan R. Milster
                                             --------------------------------
                                             Name: Alan R. Milster
                                             Title: Vice President

                                      WESTLB AG (formerly known as Westdeutsche
                                      Landesbank Girozentrale), NEW YORK BRANCH, as a Lender


                                      By:  /s/ Duncan M. Robertson
                                           ----------------------------------
                                           Name: Duncan M. Robertson
                                           Title: Director


                                      By:  /s/ Alan S. Bookspan
                                           ----------------------------------
                                           Name: Alan S. Bookspan
                                           Title: Director

                                    MERRILL LYNCH, PIERCE & SMITH, INCORPORATED, as a Lender


                                    By:  /s/ Graham Goldsmith
                                         ------------------------------------
                                         Name: Graham Goldsmith
                                         Title: Managing Director

                                       SPECIAL SITUATIONS INVESTING GROUP, INC., as a Lender


                                       By:  /s/ Michael Mansour
                                            ---------------------------------
                                            Name: Michael Mansour
                                            Title: Authorized Signatory

                                        BEAR STEARNS & CO. INC.,
                                        as a Lender


                                        By:  /s/ John E. McDermott
                                             --------------------------------
                                             Name: John E. McDermott
                                             Title: Senior Managing Director

                                   Schedule A
                                 Other Borrowers

1.  AMOR 14 Corp.
2.  Covanta Acquisition, Inc.
3.  Covanta Alexandria/Arlington, Inc.
4.  Covanta Babylon, Inc.
5.  Covanta Bessemer, Inc.
6.  Covanta Bristol, Inc.
7.  Covanta Cunningham Environmental Support, Inc.
8.  Covanta Energy Americas, Inc.
9.  Covanta Energy Construction, Inc.
10. Covanta Energy Resource Corp.
11. Covanta Energy Sao Jeronimo, Inc.
12. Covanta Energy Services, Inc.
13. Covanta Energy West, Inc.
14. Covanta Engineering Services, Inc.
15. Covanta Fairfax, Inc.
16. Covanta Financial Services, Inc.
17. Covanta Geothermal Operations Holdings, Inc.
18. Covanta Geothermal Operations, Inc.
19. Covanta Heber Field Energy, Inc.
20. Covanta Hennepin Energy Resource Co., L.P.
21. Covanta Hillsborough, Inc.
22. Covanta Honolulu Resource Recovery Venture
23. Covanta Huntington Limited Partnership
24. Covanta Huntington Resource Recovery One Corp.
25. Covanta Huntington Resource Recovery Seven Corp.
26. Covanta Huntington, Inc.
27. Covanta Huntsville, Inc.
28. Covanta Hydro Energy, Inc.
29. Covanta Hydro Operations West, Inc.
30. Covanta Hydro Operations, Inc.
31. Covanta Imperial Power Services, Inc.
32. Covanta Indianapolis, Inc.
33. Covanta Kent, Inc.
34. Covanta Key Largo, Inc.
35. Covanta Lake, Inc.
36. Covanta Lancaster, Inc.
37. Covanta Lee, Inc.
38. Covanta Long Island, Inc.
39. Covanta Marion Land Corp.
40. Covanta Marion, Inc.
41. Covanta Mid-Conn., Inc.
42. Covanta Montgomery, Inc.
43. Covanta New Martinsville Hydro-Operations Corp.
44. Covanta Northwest Puerto Rico, Inc.
45. Covanta Oahu Waste Energy Recovery, Inc.
46. Covanta Oil & Gas, Inc.
47. Covanta Onondaga Five Corp.
48. Covanta Onondaga Four Corp.
49. Covanta Onondaga Limited Partnership
50. Covanta Onondaga Operations, Inc.
51. Covanta Onondaga Three Corp.
52. Covanta Onondaga Two Corp.
53. Covanta Onondaga, Inc.
54. Ogden Services Corporation
55. Covanta Operations of Union LLC
56. Covanta OPW Associates, Inc.
57. Covanta OPWH, Inc.
58. Covanta Pasco, Inc.
59. Covanta Plant Services of New Jersey, Inc.
60. Covanta Power Development of Bolivia, Inc.
61. Covanta Power Development, Inc.
62. Covanta Power Equity Corp.
63. Covanta Projects of Hawaii, Inc.
64. Covanta Projects of Wallingford, LP
65. Covanta RRS Holdings, Inc.
66. Covanta Secure Services USA, Inc.
67. Covanta Secure Services, Inc.
68. Covanta SIGC Energy II, Inc.
69. Covanta SIGC Energy, Inc.
70. Covanta SIGC Geothermal Operations, Inc.
71. Covanta Stanislaus, Inc.
72. Covanta Systems, Inc.
73. Covanta Tampa Bay, Inc.
74. Covanta Tulsa, Inc.
75. Covanta Union, Inc.
76. Covanta Wallingford Associates, Inc.
77. Covanta Warren Energy Resources Co., LP
78. Covanta Waste Solutions, Inc.
79. Covanta Waste to Energy of Italy, Inc.
80. Covanta Waste to Energy, Inc.
81. Covanta Water Holdings, Inc.
82. Covanta Water Systems, Inc.
83. Covanta Water Treatment Services, Inc.
84. DSS Environmental, Inc.
85. ERC Energy II, Inc.
86. ERC Energy, Inc.
87. Heber Field Company
88. Heber Field Energy II, Inc.
89. Heber Geothermal Company
90. Heber Loan Partners
91. J.R. Jacks Construction Corp.
92. Ogden Constructors, Inc.
93. Ogden Environmental & Energy Services Co., Inc.
94. OPI Quezon, Inc.
95. Second Imperial Geothermal Co., L.P.
96. Three Mountain Operations, Inc.
97. Three Mountain Power LLC

                                   Schedule B
                                 Other Borrowers

1.  Ogden Facility Management Corporation of Anaheim
2.  LaGuardia Fuel Facilities Corp.
3.  Lenzar Electro-Optics, Inc.
4.  Newark Automotive Fuel Facilities Corporation, Inc.
5.  Ogden Allied Abatement & Decontamination Service, Inc.
6.  Ogden Allied Maintenance Corp.
7.  Ogden Allied Payroll Services, Inc.
8.  Ogden Attractions, Inc.
9.  Aviation Distributing Corp.
10. Ogden Aviation Fueling Company of Virginia, Inc.
11. Ogden Aviation Service Company of Colorado, Inc.
12. Ogden Aviation Service Company of New Jersey, Inc.
13. Ogden Aviation Service Company of New York, Inc.
14. Ogden Aviation Service Company of Pennsylvania, Inc.
15. Ogden Aviation Service International Corporation
16. Ogden Aviation, Inc.
17. Ogden Cargo Spain, Inc.
18. Ogden Central and South America, Inc.
19. Ogden Facility Holdings, Inc.
20. Ogden Film and Theatre, Inc.
21. Ogden Firehole Entertainment Corp.
22. Ogden International Europe, Inc.
23. Ogden New York Services, Inc.
24. Ogden Support Services, Inc.
25. PA Aviation Fuel Holdings, Inc.
26. Philadelphia Fuel Facilities Corporation

                                   Schedule C
                              Subsidiary Guarantors

1.  Covanta Energy Group, Inc.
2.  Covanta Energy International, Inc.
3.  Covanta Equity of Stanislaus, Inc.
4.  Covanta Haverhill Properties, Inc.
5.  Covanta Haverhill, Inc.
6.  Covanta Omega Lease, Inc.
7.  Covanta Power International Holdings, Inc.
8.  Covanta Projects, Inc.
9.  Haverhill Power, Inc.
10. LMI, Inc. 11. Michigan Waste Energy, Inc.
12. OFS Equity of Alexandria/Arlington, Inc.
13. OFS Equity of Babylon, Inc.
14. OFS Equity of Delaware, Inc.
15. OFS Equity of Huntington, Inc.
16. OFS Equity of Indianapolis, Inc.
17. OFS Equity of Stanislaus, Inc.
18. Ogden Management Services, Inc.
19. Covanta Equity of Alexandria/Arlington, Inc.

                                   Schedule D
                              Subsidiary Guarantors

1.  Ogden Technology Services Corporation
2.  Ogden Transition Corporation

                                     Annex A

                                  Schedule 6.8B

1.  Alpine Food Products, Inc.
2.  BDC Liquidating Corp.
3.  Bouldin Development Corp.
4.  Covanta Energy Group, Inc.
5.  Covanta Energy International, Inc.
6.  Covanta Equity of Alexandria/Arlington, Inc.
7.  Covanta Equity of Stanislaus, Inc.
8.  Covanta New Martinsville Hydroelectric Corp.
9.  Covanta Power International Holdings, Inc.
10. Covanta Projects, Inc.
11. Doggie Diner, Inc.
12. Gulf Coast Catering Company, Inc.
13. Logistics Operations, Inc.
14. Offshore Food Service, Inc.
15. OFS Equity of Alexandria/Arlington, Inc.
16. OFS Equity of Babylon, Inc.
17. OFS Equity of Delaware, Inc.
18. OFS Equity of Huntington, Inc.
19. OFS Equity of Indianapolis, Inc.
20. OFS Equity of Stanislaus, Inc.
21. Ogden Aviation Security Services of Indiana, Inc.
22. Ogden Aviation Terminal Services, Inc.
23. Ogden Cisco, Inc.
24. Ogden Communications, Inc.
25. Ogden Facility Management Corporation of West Virginia
26. Ogden Food Service Corporation of Indiana, Inc.
27. Ogden Food Service Corporation of Milwaukee, Inc.
28. Ogden Leisure, Inc.
29. Ogden Management Services, Inc.
30. Ogden MEI, LLC
31. Ogden Pipeline Service Corporation
32. Ogden Technology Services Corporation
33. Ogden Transition Corporation

                                     Annex B

                         Form of Hennepin L/C Amendments

                                  See attached.